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                                                                   EXHIBIT 99.1


                        CONSENT OF RUSSELL D. SCHNEIDER

  I hereby consent to being named as becoming a director of American Medical Response, Inc. in its Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission in connection with the merger of SHI Acquisition Corp. and STAT Healthcare, Inc.

                                          /s/ Russell D. Schneider
                                          ---------------------------------
                                          Russell D. Schneider

Dated: November 5, 1996